Exhibit 32.1

Certification

of

Chief Executive Officer and Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Poker Magic, Inc. do hereby certify that, to the best of his knowledge:

(a) the Annual Report on Form 10-K of Poker Magic, Inc. for the year ended December 31, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Poker Magic, Inc.

February 29, 2012	/s/ Douglas Polinsky
Douglas Polinsky
Chief Executive Officer

February 29, 2012	/s/ Joseph A. Geraci, II
Joseph A. Geraci, II
Chief Financial Officer